UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 March 29, 2004
                Date of Report (Date of earliest event reported)


                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        KENTUCKY                      0-20148                 61-1187135
(State of incorporation)      (Commission File Number)      (IRS Employer
                                                          Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits (furnished pursuant to Item 12)

              The registrant' earnings press release dated March 29, 2004, Reporting its fiscal year 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 12.      Results of Operations and Financial Condition

              The registrant's earnings press release dated March 29, 2004, reporting its fiscal year 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.


                                                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Citizens Financial Corporation
                             Registrant


Date: March 29, 2004                                _________________________
                                                       Len E. Schweitzer
                                                      Senior Vice President




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                                INDEX TO EXHIBITS

         Exhibit
          Number            Description
           99.1             Earnings Press Release dated March 29, 2004